                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                                CAPITAL APPRECIATION FUND(B)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                       _
                      |        ______________________ |
FORMULA:              |       |            |
                      |  /\ n |           ERV        |
                 T  = |    \  |      -------------  | - 1
                      |     \ |            P       |
                      |      \|            |
                      |_                   _|

                 T = AVERAGE ANNUAL COMPOUND RETURN
                 n = NUMBER OF YEARS
                ERV = ENDING REDEEMABLE VALUE
                 P = INITIAL INVESTMENT

                                                     (A)
  $1,000         ERV AS OF      NUMBER OF      AVERAGE ANNUAL
INVESTED - P      30-Nov-97     YEARS - n      COMPOUND RETURN - T
------------     -----------    ----------     -------------------

30-Nov-96         $1,044.70           1.00                4.47%

27-Oct-95         $1,392.00           2.09               17.11%




(B) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)
(C) AVERAGE ANNUAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE (NON STANDARD COMPUTATIONS)

                       _
                      |        ______________________ |
FORMULA:              |       |         |
                      |  /\ n |         EV          |
                 t  = |    \  |    -------------   |  - 1
                      |     \ |         P         |
                      |      \|         |
                      |_                _|

                                EV
                 TR  =     ----------     - 1
                                P


            t = AVERAGE ANNUAL COMPOUND RETURN
               (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
            n = NUMBER OF YEARS
            EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE) P = INITIAL INVESTMENT
            TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)


                                 (B)                          (C)
  $1,000         EV AS OF       TOTAL          NUMBER OF    AVERAGE ANNUAL
INVESTED - P       30-Nov-97    RETURN - TR    YEARS - n    COMPOUND RETURN - t
------------     -----------    -----------    ---------    -------------------

30-Nov-96        $1,094.70           9.47%          1.00                 9.47%

27-Oct-95        $1,422.00          42.20%          2.09                18.30%

(D)         GROWTH OF $10,000
(E)         GROWTH OF $50,000
(F)         GROWTH OF $100,000

FORMULA:    G= (TR+1)*P
            G= GROWTH OF INITIAL INVESTMENT
            P= INITIAL INVESTMENT
            TR= TOTAL RETURN SINCE INCEPTION



                 TOTAL          (D)   GROWTH OF          (E)   GROWTH OF        (F)   GROWTH OF
INVESTED - P     RETURN - TR    $10,000 INVESTMENT - G   $50,000 INVESTMENT-G   $100,000 INVESTMENT - G
------------     -----------    ----------------------   ----------------------------------------------
27-Oct-95              42.20          $14,220                   $71,100              $142,200



          SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                         CAPITAL APPRECIATION FUND (C)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                _
               |        ______________________  |
FORMULA:       |       |          |
               |  /\ n |          ERV        |
          T  = |    \  |     -------------  |  - 1
               |     \ |          P        |
               |      \|          |
               |_                 _|

          T = AVERAGE ANNUAL TOTAL RETURN
          n = NUMBER OF YEARS
         ERV = ENDING REDEEMABLE VALUE
          P = INITIAL INVESTMENT

                                                             (A)
  $1,000       ERV AS OF      AGGREGATE      NUMBER OF      AVERAGE ANNUAL
INVESTED - P     30-Nov-97    TOTAL RETURN   YEARS - n      TOTAL RETURN - T
------------   -----------    ------------   ---------      ----------------

28-Jul-97        $981.70         (1.83%)          0.34           NA



(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)




                _
               |        ______________________  |
FORMULA:       |       |          |
               |  /\ n |          EV         |
          t  = |    \  |     -------------  |  - 1
               |     \ |          P        |
               |      \|          |
               |_                 _|

                         EV
          TR  =      ----------     - 1
                         P


     t = AVERAGE ANNUAL TOTAL RETURN
        (NO DEDUCTION FOR APPLICABLE SALES CHARGE) n = NUMBER OF YEARS
     EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
     P = INITIAL INVESTMENT
     TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                               (C)                          (B)
  $1,000       EV AS OF       TOTAL          NUMBER OF      AVERAGE ANNUAL
INVESTED - P     30-Nov-97    RETURN - TR    YEARS - n      TOTAL RETURN - t
------------   -----------    -----------    ---------      ----------------

28-Jul-97         $991.60        (0.84%)          0.34            NA


(D)  GROWTH OF $10,000
(E)  GROWTH OF $50,000
(F)  GROWTH OF $100,000

FORMULA:  G= (TR+1)*P
          G= GROWTH OF INITIAL INVESTMENT
          P= INITIAL INVESTMENT
          TR= TOTAL RETURN SINCE INCEPTION


               TOTAL          (D)   GROWTH OF          (E)   GROWTH OF            (D)   GROWTH OF
INVESTED - P   RETURN - TR    $10,000 INVESTMENT-G     $50,000 INVESTMENT - G     $100,000 INVESTMENT - G
------------   -----------    --------------------     ----------------------     -----------------------

28-Jul-97         (0.84)             $9,916                          $49,580                      $99,160


          SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                       CAPITAL APPRECIATION FUND (D)



(A) TOTAL RETURN (NO LOAD FUND)



(B) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)

                _
               |        ______________________  |
FORMULA:       |       |         |
               |  /\ n |         EV          |
          t  = |    \  |    -------------   |  - 1
               |     \ |         P         |
               |      \|         |
               |_                _|

                         EV
          TR  =      ----------     - 1
                         P


     t = AVERAGE ANNUAL COMPOUND RETURN
     n = NUMBER OF YEARS
     EV = ENDING VALUE
     P = INITIAL INVESTMENT
     TR = TOTAL RETURN


                               (A)                                   (B)
  $1,000       EV AS OF       TOTAL          NUMBER OF      AVERAGE ANNUAL
INVESTED - P   30-Nov-97      RETURN - TR    YEARS - n      COMPOUND RETURN - t
------------   ---------      -----------    ---------      -------------------

28-Jul-97      $995.10            (0.49%)         0.34            NA

(C)  GROWTH OF $10,000
(D)  GROWTH OF $50,000
(E)  GROWTH OF $100,000


FORMULA:  G= (TR+1)*P
          G= GROWTH OF INITIAL INVESTMENT
          P= INITIAL INVESTMENT
          TR= TOTAL RETURN SINCE INCEPTION


$10,000        TOTAL          (C)   GROWTH OF          (D)   GROWTH OF           (E)   GROWTH OF
INVESTED - P   RETURN - TR    $10,000 INVESTMENT- G    $50,000 INVESTMENT- G     $100,000 INVESTMENT- G
------------   -----------    ----------------------------------------------     ----------------------
28-Jul-97           (0.49)           $9,951                          $49,755                   $99,510


          SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                         CAPITAL APPRECIATION FUND (A)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                _
               |        ______________________  |
FORMULA:       |       |         |
               |  /\ n |         ERV         |
          T  = |    \  |     -------------  |  - 1
               |     \ |         P         |
               |      \|         |
               |_                _|

          T = AVERAGE ANNUAL TOTAL RETURN
          n = NUMBER OF YEARS
         ERV = ENDING REDEEMABLE VALUE
          P = INITIAL INVESTMENT

                                                             (A)
  $1,000       ERV AS OF      AGGREGATE      NUMBER OF      AVERAGE ANNUAL
INVESTED - P     30-Nov-97    TOTAL RETURN   YEARS - n      TOTAL RETURN - T
------------   -----------    ------------   ---------      ----------------

28-Jul-97      $942.20          (5.78%)           0.34            NA


(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)


(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)



                _
               |        ______________________  |
FORMULA:       |       |          |
               |  /\ n |          EV         |
          t  = |    \  |     -------------  |  - 1
               |     \ |          P        |
               |      \|          |
               |_                 _|

                         EV
          TR  =      ----------     - 1
                         P


     t = AVERAGE ANNUAL TOTAL RETURN
        (NO DEDUCTION FOR APPLICABLE SALES CHARGE) n = NUMBER OF YEARS
     EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
     P = INITIAL INVESTMENT
     TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                               (C)                          (B)
  $1,000       EV AS OF       TOTAL          NUMBER OF      AVERAGE ANNUAL
INVESTED - P   30-Nov-97      RETURN - TR    YEARS - n      TOTAL RETURN - t
------------   ---------      -----------    ---------      ----------------

28-Jul-97      $994.40           (0.56%)          0.34            NA



(D)  GROWTH OF $10,000*
(E)  GROWTH OF $50,000*
(F)  GROWTH OF $100,000*

FORMULA:  G= (TR+1)*P
          G= GROWTH OF INITIAL INVESTMENT
          P= INITIAL INVESTMENT
          TR= TOTAL RETURN SINCE INCEPTION


               TOTAL          (D)   GROWTH OF          (E)   GROWTH OF            (D)   GROWTH OF
INVESTED - P   RETURN - TR    $10,000 INVESTMENT-G     $50,000 INVESTMENT - G     $100,000 INVESTMENT - G
------------   -----------    --------------------     ----------------------     -----------------------

28-Jul-97           (0.56)           $9,422                          $47,731                     $96,457


*INITIAL INVESTMENT $9,475, $48,000 & 97,000 RESPECTIVELY REFLECTS A 5.25%, 4% & 3% SALES CHARGE